EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. ss.1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ameron International Corporation (the “Company”) on Form 10-K for the fiscal year ended November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James S. Marlen, President, Chief Executive Officer of the Company and I, Gary Wagner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James S. Marlen
James S. Marlen
Director, Chairman of the Board,
President & Chief Executive Officer
February 24, 2004

/s/ Gary Wagner
Gary Wagner
Senior Vice President &
Chief Financial Officer
February 24, 2004